UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 9, 2019

Jones Soda Co.

(Exact Name of Registrant as Specified in Its Charter)

Washington

(State or Other Jurisdiction of Incorporation)

0-28820	52-2336602
(Commission File Number)	(IRS Employer Identification No.)

66 South Hanford Street, Suite 150, Seattle, Washington	98134
(Address of Principal Executive Offices)	(Zip Code)

(206) 624-3357

(Registrant's Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Securities registered pursuant to Section 12(b) of the Act:

None

Securities registered pursuant to Section 12(g) of the Act:

Common Stock, no par value

Item 7.01 Regulation FD Disclosure

On May 9, 2019, the shareholders of Jones Soda Co., a Washington corporation (the “Company”) will have access to the attached slide presentation (the “Slides”) in connection with the Company’s 2019 Annual Meeting of Shareholders, held at the headquarters of Jones Soda Co. at 66 S. Hanford St., Suite 150, Seattle, WA 98134 and via virtual webcast. The Slides are attached hereto as Exhibit 99.1 and incorporated herein by reference. The Slides may also be used by the Company, in whole or in part, and possibly with modifications, in connection with presentations to investors, analysts and others commencing May 9, 2019.

By filing this Current Report on Form 8-K and furnishing the information contained herein, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

The information contained in the Slides is summary information that is intended to be considered in the context of the Company’s Securities and Exchange Commission filings and other public announcements. The Company undertakes no duty or obligation to publicly update or revise this information, except as required by law.

The information in this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that section. Furthermore, the information in this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, or the Securities Exchange Act of 1934.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	2019 Annual Meeting of Shareholders slide presentation materials made available on May 9, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JONES SODA CO. (Registrant)

May 9, 2019	By:	/s/ Jennifer L. Cue
Jennifer L. Cue, President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	2019 Annual Meeting of Shareholders slide presentation materials made available on May 9, 2019.